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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2007
                                                          ---------------

                          NEW NORTH PENN BANCORP, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        PENNSYLVANIA                     333-143601             26-0261305
        ------------                     ----------             ----------
(State or other jurisdiction of         (Commission           (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
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               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

         On August 10, 2007, North Penn Bancorp, Inc., North Penn Mutual Holding Company, North Penn Bank and New North Penn Bancorp, Inc. ("New North Penn Bancorp"), entered into an Agency Agreement with Stifel, Nicolaus & Company, Incorporated ("Stifel Nicolaus"), which will act as financial advisor during the New North Penn Bancorp's stock offering and also assist in the marketing of New North Penn Bancorp's common stock during its stock offering.

         The shares of common stock are being offered pursuant to a Registration Statement on Form SB-2 (Registration No. 333-143601) filed by New North Penn Bancorp under the Securities Act of 1933, as amended, and a related prospectus dated August 10, 2007. For a description of the fees to be paid to Stifel Nicolaus, see "The Conversion and Offering - Marketing Arrangements" in the prospectus.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: August 16, 2007                 By:  /s/ Frederick L. Hickman
                                           -------------------------------------
                                           Frederick L. Hickman
                                           President and Chief Executive Officer